
AGii+
AgiiPlus Group

AgiiPlus Investor Presentation

November 2021

Disclaimer

This Presentation has been prepared by AgiiPlus Inc. (the "Company") and Goldenbridge Acquisition Limited (the "SPAC") in connection with a potential business combination involving the Company and the SPAC (the "Transaction") and is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose.

The "Presentation" that follows shall mean and include the slides that follow, the oral presentation of the slides by members of the Company or the SPAC or any person on their behalf, the question-and-answer session that follows that oral presentation, copies of this document and any materials distributed at, or in connection with, that Presentation. By participating in the meeting, or by reading the Presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation.

Neither this Presentation nor any of its contents may be disclosed or used for any purposes other than information and discussion purposes without the prior written consent of the Company and the SPAC. You agree that you will not copy, reproduce or distribute this Presentation, in whole or in part, to other persons or entities at any time without the prior written consent of the Company.

This Presentation does not constitute an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of the Company or the SPAC with respect to any of the foregoing, and this Presentation shall not form the basis of any contract. The Company and the SPAC expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving the Company and the SPAC. In connection with the Transaction, AgiiPlus Global Inc. will file a proxy statement/prospectus on Form F-4 relating to the business combination and other relevant documents with the U.S. Securities and Exchange Commission ("SEC"). Promptly after the registration statement is declared effective, the SPAC will mail the proxy statement/ prospectus and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. You are urged to read the proxy statement/prospectus and any other relevant documents (including any amendments or supplements thereto) filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about the SPAC, the Company and their contemplated Transaction.

This Presentation does not purport to contain all information that may be required or relevant to an evaluation of the Transaction, and you will be responsible for conducting any investigations and analysis that it deems appropriate and for seeking independent advice as to the legal, tax, accounting, financial, credit and other related advice with respect to the Transaction.

The Company and the SPAC reserve the right to amend or replace this Presentation at any time but none of the Company or the SPAC, their respective subsidiaries, affiliates, legal advisors or financial advisors shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Transaction should circumstances, management's estimates or opinions change or any information provided in this Presentation become inaccurate.

Disclaimer (Cont'd)

AGii AgiiPlus Group

<u>Forward-Looking Statements</u>

This Presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "forecast" or other similar expressions. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the SPAC and the Company as of the date of this Presentation, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to us. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of the proxy statement/prospectus on Form F-4 relating to the business combination, which is expected to be filed with the SEC, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the risk factors aforementioned. These forward-looking statements speak as of the date hereof. Other than as required under the securities laws, and regulations and rules, the Company, the SPAC and any of the irrespective affiliates does not assume a duty to update these forward-looking statements to reflect future events or circumstances.



Our Vision

To build the future of work
and connect people with technology, data, services, and workspace

AgiiPlus at a Glance

AgiiPlus Group

> US$55 million
2020
total revenue (1)

158%
2016-2020
revenue CAGR (2)

> US$7.5 million
Positive (and increasing)
operating cash flow in 2020 (3)

89%
Occupancy rate for mature workspaces (4)

160,000+
Registered online members (5)

> 40,000
Total online office listings (6)

> 30,000
Enterprise customers (7)

> 694,000 m^2
Managed area by smart building technology (8)

Note: (1) Data sourced from the audited report under US GAAP.
(2) The financials from 2016 to 2018 are compliant to PRC GAAP and financials of 2019 and 2020 are compliant to US GAAP, please refer to slide 31 for further details.
(3) Data sourced from the audited report under US GAAP.
(4) Data sourced from mature workspaces occupancy rate as of September 30, 2021, please refer to slide 18 for further details.
(5) Data sourced from MaxCRM and BSS system as of September 30, 2021, please refer to slide 38 and 41 for further details on these two systems.
(6) Data sourced from MaxOffice website as of September 30, 2021, please refer to slide 16 for further details.
(7) Data sourced from CHIPS system and Distrii app as of September 30, 2021, please refer to slide 39 and 40 for further details on these two systems.
(8) Data sourced from CHIPS system as of September 30, 2021, please refer to slide17 for further details.

Company Milestones

AgiiPlus was founded in 2016 in Shanghai. Over the past years, we have evolved into one of the fast-growing work solutions providers with one-stop solution capability in China and Singapore.

2016



DISTRII 办伴

- DISTRII launched in Jan.
- 1st workspace in Shanghai
- Angel Round

HUAZHU

2017



- Expanded Beijing market
- Launched smart building business by setting up technology team
- Pre A & A Rounds

City Developments Limited　景瑞控股 Jingrui Holdings　君紫资本

2018



SPACII 全办智造

- Expanded to Singapore
- Launched SPACII to initiate smart building and renewal solutions

2019



- Started asset-light model partnerships with top tier property owners
- Established team providing various services for enterprises
- A+ Round

City Developments Limited　景瑞控股 Jingrui Holdings

2020



MAXOFFICE 堂堂办公

- Launched MaxOffice SaaS-based platform
- Obtained business growth under COVID-19 impact

2021Q3



- Restructured to AgiiPlus Group
- Announced entry into merger agreement with the SPAC

AgiiPlus Group

1. Market Opportunity



Strong New Economy Performance and Increasing Urbanization

AgiiPlus Group

- According to Frost & Sullivan, the GDP of high value-added industries represents the economic activities with high value-added potential and high aggregation, including emerging industry, new business forms, and new business models, all of which have strong demand for office space and service.
- Driven by the continuous economic growth in the PRC, the urbanization rate increased continuously in recent years. From 2015 to 2020, the urbanization rate increased from approximately 56.1% to approximately 63.9% in 2020, at a CAGR of 2.6%. Along with the expected GDP growth in the coming years, the urbanization rate in the PRC is estimated to reach 70.0% in 2025 at a CAGR of 1.8% from 2020 to 2025.

GDP (Tertiary Industry) and GDP (High Value-Added Industries) in China

CAGR	2015–2020	2020–2025E
GDP (Tertiary Industry)	9.6%	7.1%
GDP (High Value-Added Industries)	10.5% (2016-2020)	7.7%



Million
80
60
40
20
0
35.0
39.1
11.4
43.8
13.0
49.0
14.8
53.5
16.2
55.4
16.9
61.0
18.8
65.3
20.2
69.6
21.6
73.9
23.1
78.2
24.5
2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E

Note: The Earliest Statistical Year for the GDP (High Value-added Industries) is 2016.

Urbanization Rate in China

CAGR	2015–2020	2020–2025E
Urbanization Rate	2.6%	1.8%



%
80
60
40
20
0
56.1
57.3
58.4
59.5
60.6
63.9
64.3
65.7
67.1
68.6
70.0
2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E

Source: National Bureau of Statistics, Frost & Sullivan Industry Report on November 2021

Companies are Growing and Faster: Cycle for Workspace Turnovers

AgiiPlus Group

- As a result, newly registered market entities will bring huge market demand for working spaces, especially flexible working spaces, in the market that would boost the development of the flexible workspace industry.
- Between 2017 and 2020, the number of companies with three years of workspace turnovers increased by 93%, while the number of companies with more than five years of workspace turnovers fell by 44%.

Number of Newly Registered Market Entities

CAGR	2015–2020	2020–2025E
Number of Newly Registered Market Entities	11.1%	9.4%



Million
40
35
30
25
20
15
10
5
0
14.8
16.5
19.2
21.5
21.8
25.0
30.5
32.7
34.8
37.0
39.2
2015
2016
2017
2018
2019
2020
2021E
2022E
2023E
2024E
2025E

Frequency of Workplace Changes in Sample Enterprises (N=300)



%
70
60
50
40
30
20
10
0
2017
2020
+93%
-44%
24
46
63
35
Within 3 Years
5 Years and Above

Note: The sample was selected by frosty Sullivan Interview Executive Based on industry characteristics, and the industry distribution of the sample enterprises was relatively dispersed, including most of the industries of the office tenants, and the statistically significant impact of industry differences in the sample enterprises on the overall results was minimized.

Source: China National Bureau of Statistics, Frost & Sullivan Industry Report on November 2021

Macro Tailwinds: Rapid-Change, Quick-Pivot Enterprises Booming

AgiiPlus Group

- Rapid-change, quick-pivot enterprises refers to enterprises actively embracing industry changes and making an agile transformation in organizational structure and management.
- Rapid-change, quick-pivot enterprises are more flexible with office needs and require one-stop solutions that can dynamically meet the evolving conditions in their development life cycle.

Evolution Of Enterprise Organizations (From 1.0 to 4.0)

4.0 Organization and business synchronize evolutionary models, flexible organizational structure to focus on business

3.0 Changes in the external environment drive enterprises to take the initiative in carrying out dynamic organizational transformation

2.0 Progressive organizational adjustments to new business needs

1.0 Rigid standardization organization, with low internal drive in the organization

Three Characteristics of a Rapid-Change, Quick-Pivot Enterprise

Flexible Organization Structure

Often takes the initiative to jump out of a fixed traditional organizational structure, dynamically adjusts organization and management, and partially integrate resources to explore new businesses

High Technological Attributes

More willing to actively embrace emerging technologies and closely integrate new technologies with the current business, even in traditional industries

Focus On Business Development

Agile enterprises tend to focus more on business development and are more willing to outsource their business support unit to adapt to market competition

Source: Frost & Sullivan Industry Report on November 2021

2. Company Overview



Business Model: Full Spectrum Work Solutions Driven by S^2aaS

AgiiPlus Group

AgiiPlus has established an innovative business model called "S^2aaS - Space & Software As A Solution," which combines "Software As A Service", or SaaS, and "Space As A Service". This business model relies on proprietary technology, SaaS-based systems, and high-quality physical workspace to provide customers with integrated work solutions for optimal work efficiency.



MAXOFFICE
堂堂办公
Online Office Marketplace & SaaS-based Platform
Online (Software)
AgiiPlus Group
Offline (Workspace)
SPACII
全办智造
Renovation & Smart Building Solution
DISTRII 办伴
Physical Flexible Workspace

S^2aaS = Space & Software as a Solution

- Online: Software as a Service
- Offline: Space as a Service

One-Stop Solutions for Fast-Change Enterprises Pursing Higher Work Efficiency

AgiiPlus Group

2-5 days — Previous: **1-2 months**

Office Searching

- Massive office network and online marketplace
- CRM tools for brokers [(1)]

3-14 days — Previous: **3-4 months**

Design & Renovation

- Quick customization with standard prefabricated framework

1 day — Previous: **1-2 weeks**

Move In

- Office available for check-in from Day 1, fully setup office space

1 day — Previous: **1 months**

Plug-In Service Setup

- Ready plug-in services for on-demand requests

Comparison

BEFORE

- Investments in decoration and devices
- Traditional design
- Investments in service team
- Long-term leasing contracts

AFTER using AgiiPlus Services

- Integration of online and offline services
- Professional design and execution
- One-stop solutions
- Flexible terms from days to years

Advantages

One-Stop Solutions

Fast and Flexible

Cost Efficient

On-Demand Ready Services

Note: (1) Please refer to slide 38 for further details on MaxCRM.

Powerful Self-Developed SaaS-Based Digital Systems

MaxOffice (1)
SaaS-based Marketplace



CHIPS System (1)
SaaS for Smart Building




MAXOFFICE
堂堂办公
CRM
SPACii
CRM
CRM
AgiiPlus Group
DISTRii 办伴

Distrii App (1)
SaaS for Members



BSS (2)
SaaS for Operation



Note: (1) Please refer to slide 37 for further details on MaxOffice. Please refer to slide 39 for further details on CHIPS system. Please refer to slide 40 for further details on Distrii app.
(2) BSS (Business Supporting System) is an intelligent operation management system based on IoT technology. Please refer to slide 41 for further details on BSS.

Evolving Comprehensive Solutions Ecosystem

AGii+ AgiiPlus Group



Physical Workspaces	Types of Clients	Solutions
Building Design • Whole building or multi-floor • Large scale customisation and decoration	**Maturity Stage (>500 seats)** • Headquarters • Regional Headoffice	Design & Planning + Basic service + Extensive service + Operation
Space Design • Independent area • Moderate customization and decoration	**Expansion Stage (50-500 seats)** • Fast-growing companies • Local subsidiary	Searching + Design + Temporary workplace + Basic service + Extensive service
Modular Office • Standard design • Prefabricated customization and decoration	**Early Development (10-50 seats)** • Small companies in early growth • Office studios	Searching + Modular + Move-in + Basic service + Extensive service
Co-working & Remote Work • Flexible workstation • Shared meeting room	**Start-up (1-10 seats)** • Start-up companies • Freelancers • Remote working	Searching + Move-in + Basic service

MaxOffice: Online Marketplace and SaaS-Based Platform

AgiiPlus Group

MaxOffice is a SaaS-based marketplace and an online service platform for leasing flexible workspaces and booking corporate services. Through MaxOffice, members may search for available spaces, customize search results based on their preferences, reserve conference rooms, and access corporate services provided by both AgiiPlus and third-party business partners.

Enterprises with Workspace Demands

MAXOFFICE
堂 堂 办 公

Qualified Offices Available

Online
Website & WeChat App



Offline
Broker Teams & Service Stations

MAXBOX
堂 堂 企 业 站

Online Marketplace & SaaS-Based Platform

- High efficiency office searching & corporate service platform
- Entry for various enterprise softwares
- MaxCRM system: SaaS for brokers (2)






MAXBOX

Total Online Office Listings


50,000
40,000
30,000
20,000
10,000
0
76
23,533
40,057
2019
2020
2021Q3

Office Brokerage GTV(1) (mn, RMB)


300
200
100
0
55
145
275
2019
2020
2021Q3

Note: (1) GTV: Gross Transaction Value
(2) Please refer to slide 38 for further details on MaxCRM.

Spacii: Renovation, Maintanance & Smart Building Solution

AgiiPlus Group

Supported by PropTech [1] applications (such as artificial intelligence, Internet of Things, cloud technology) , Spacii works with property landlords and enterprises to transform physical properties to premium quality, enable highly efficient operations and long-term sustainable performances.



Before



After

- Out-dated building features
- Overrunning budgets for asset enhancement
- Property management with low efficiency

SPACii 全办智造

Property Transformation & Management Solution

- Modern design
- PropTech application
- One-stop solutions
- Enhanced performance with low operation costs

PropTech for Office Building

- Intelligent Pass
- Fast Maintenance
- CHIPS Platform
- Prefabricated Renovation
- Property Manangement

694,000+ m²
Managed Area by CHIPS system [2]

40,000+
Daily Intelligent Pass Foot Traffic

Note: (1) PropTech: Property Technology
(2) The managed area includes Distrii workspaces and other office buildings operated by CHIPS system as of September 30, 2021.

Distrii: Serving Rapid-Change Enterprises in Achieving Agile Working

AGii AgiiPlus Group

Distrii serves rapid-change, quick-pivot enterprises in emerging sectors. It offers its enterprise customers high-quality, flexible, and productive workspace that enable enterprises to reduce costs while enhancing work efficiency.

China



● Singapore

DISTRii 办伴

6+
Tier-one & Gateway Cities (1)

50+
High-Quality Workspaces

38,000+
Workstations

238,000+ m²
Managed Area (2)

Offerings at a Glance

Location
Various selections
Distributed network



Infrastructure
Flexible workspace
Fast office renovation



Software
Office automation
Smart equipment



Services
Plug-in services
On-demand availability



Occupancy Rate (3)


Mature
Portfolio Average
Industry Average
89%
72%
61%
89%
82%
66%
2020
2021Q3

Note: (1) The cities are Shanghai, Beijing, Nanjing, Suzhou, Xiong'an in China, and Singapore.
(2) The managed area here only includes workspace operated by DISTRII division.
(3) Mature workspaces refer to workspaces that, as of the respective dates, (i) had opened for more than one year, or (ii) had occupancy rate of no less than 80%. The portfolio average includes the new centers open for the period. The industry average data sourced from Frost & Sullivan.

3. Investment Highlights



Key Investment Highlights

AgiiPlus Group

- Huge Market Potential in Providing Flexible, Comprehensive Work Solutions for Rapid-Change, Quick-Pivot Enterprises
- Online and Offline Integration
- Integrates Prospective and Existing Customers
- Technology-enabled Platform Driving Exceptional Value to Customers
- Experienced and Visionary Management Team

Huge Market Potential in Providing Flexible, Comprehensive Work Solutions for Rapid-Change, Quick-Pivot Enterprises

AgiiPlus Group

- The total addressable market (TAM) of work solution industry in China is expected to reach RMB1,278.2 billion in 2025.
- The market size of flexible workspace industry in China has grown from RMB3.28 billion in 2015 to RMB30.64 billion in 2020, at a CAGR of 56.3%, and it is expected to grow further to RMB113.82 billion in 2025.

TAM of Work Solution Industry in China



Brokerage Service
Space Renovation Service
Rental Service
RMB billion
X1.74
X1.71
430.3
14.3
272.6
143.4
747.6
21.6
501.5
224.5
1,278.2
39.8
821.2
417.2
2015
2020
2025E

Market Size of Smart Building Industry in China



Hardware
SaaS
RMB billion
X1.73
X2.11
22.4
21.8
0.6
61.3
55.2
6.1
190.6
139.6
51.0
2015
2020
2025E

Market Size of Flexible Workspace Industry in China

CAGR	2015–2020	2020–2025E
Service Revenue	93.6%	42.3%
Rental Revenue	51.1%	25.5%



RMB Billion
150
100
50
0
3.28
0.25
3.03
5.68
0.46
5.22
8.82
0.84
7.98
17.40
2.11
15.30
25.83
5.30
20.53
30.64
6.80
23.85
44.14
11.36
32.77
58.07
16.43
41.64
74.74
22.82
51.92
92.28
30.30
61.98
113.82
39.63
74.20
2015
2016
2017
2018
2019
2020
2021E
2022E
2023E
2024E
2025E

Source: Frost & Sullivan Industry Report on November 2021

Online and Offline Integration

AGii AgiiPlus Group

Online

Offline

MAXOFFICE 堂堂办公

Online Office Marketplace & SaaS-Based Platform



- Office brokerage & leasing
- Self-operated corporate services
- Leasing management

SPACii 全办智造

Office PropTech & Smart Building Solution



- Upgrading smart building
- Office customizations
- Renovations
- Consulting service
- Property maintenance

DISTRii 办伴

Office Automation App & BSS (1)



- Office and workspace rental
- Facilities such as meeting room and event space
- Equipments and general operational services

Note: (1) BSS (Business Supporting System) is an intelligent operation management system based on IoT technology. Please refer to slide 41 for further details on BSS.

Integrates Prospective and Existing Customers

The integration of three business segments enables AgiiPlus to offer comprehensive, one-stop solutions to customers, and through AgiiPlus' ecosystem, customers can easily find a variety of solutions to their business needs, making them more likely to stay within AgiiPlus' ecosystem and become repeat customers. By creating value through its ecosystem, AgiiPlus is able to maintain a large and constantly growing customer base, and offer more value-added services.



Office Searching & Selection
Office Renovation
Marketing & Advertising
Property Management
MAXOFFICE
堂 堂 办 公
Prospective customers
Customer Base
Prospective customers
SPACii
全 办 智 造
Human Resource
Conference & Activities
High frequency application via integration of customer base
Company Registration
Low frequency application in traditional use
Finance & Taxation
Existing customers
Office Automation
Offer more value-added services …
DISTRii 办伴

Technology-enabled Platform Driving Exceptional Value to Customers

AgiiPlus Group

AgiiPlus leverages cutting-edge technology and resources with a dedicated R&D team to have them recognized as a top tier high-tech solution provider.

Two subsidiaries of AgiiPlus are certified as National HighTech Enterprise

Technology Investment

- 5+ years of R&D experience in PropTech
- 100+ dedicated technology professionals
- 22 software copyrights
- Cooperation with leading AI-tech institutions



Recognition as Leading AI Solution Provider

Awarded as Top 50 representative AI solution provider in Shanghai by EqualOcean



Awarded as Top 50 online economy enterprise in Shanghai by Jiemian.com - media of Shanghai Newspaper Group


人脸识别闸机

Awarded as Top 30 face recognition access gate provider by Tedaniu – Enterprise IT B2B Platform

Adoption of Cutting-Edge Technologies

- Hybrid Cloud
- Big Data Platform
- Smart Sensor Integration & Edge Computing
- AI & IoT Integration
- Image Recognition & Motion Analysis
- SaaS Architect

Experienced and Visionary Management Team

AGii AgiiPlus Group



Dr. Jing HU
Founder & CEO

- 20+ years experience in Fortune 500 companies in real estate and smart city industries
- Previously served as Executive Vice President, Chief Architect and Board of Director in Greenland Group
- PHD of Southeast University
- EMBA of China Europe International Business School
- Royal Chartered Architect

Diversified, complementary skillsets
Deep domain knowledge and insight
Rich corporate management experience



Sophia DAI
CFO

- Expertise in investment, asset management, finance and proptech PE
- Previously served as Investment Director of City Developments Limited and AM Alpha Asia
- Finance degree in Fudan University
- Master of NUS, Singapore
- CFA charter holder



Dr. JiaQing WU
CTO

- Expertise in smart city technology development
- Previously served as R&D Director in Greenland & Alcatel
- PHD of University of Nebraska Lincoln, USA



Lei YANG
Spacii
General Manager

- Expertise in space design & construction management
- Previously served as Assistant GM of Greenland Southwest
- Architecture degree in Tongji University
- Master of Technische Universität Braunschweig, Germany
- Fudan University EMBA



Keming CHEN
Distrii
General Manager

- Expertise in comprehensive operation & marketing
- Previously served as GM of Greenland Yunfeng
- Master of Shenzhen University
- MBA of Shanghai University of Finance and Economics



Yong NI
MaxOffice
General Manager

- Expertise in marketing & branding
- Previously served as Marketing Director in Hong Kong Tourise Board
- Language and literature degree in SISU
- EMBA Candidate of China Europe International Business School

4. Growth Strategy



Growth Strategy

AgiiPlus Group

Geographic Expansion

Leading In China

- Further expand and maintain leading position in tier-one cities (1)
- Establish national network by expansion into more new tier-one cities (2)
- Grow asset-light business model by engaging qualified partners and intergradation of service providers

Overseas Expansion

- Leverage on existing Singapore center to grow business across Asia Pacific region
- Acquire or partner with overseas operators to drive global presence

Enhance Technology Capability

Upgrade Technology

- Enhance existing systems and adopt industry leading technologies
- Establish consolidate big-data platform and further develop advanced technology tools to drive business growth

Expand SaaS for Higher Growth

- Enhance operation and upgrade our platform to engage more external agents and business partners
- Attract more customer traffic from emerging social media and touchpoints
- Offer more corporate services and further enlarge the customer pool

Enhance Services Capability

Offer More Service Products

- Offer more corporate services by self-built or acquisition of existing business operators
- Centralize resources to develop high value added services as key driver for revenue growth

Engage External Partners

- Engage more external partners into both SaaS platform and our physical offices
- Enlarge overall customer base by integrating prospective customers from external partners
- More revenue and dataflow from extensive services

M&A Opportunities

Acquire Other Workspace Operators and Service Providers

- Speed up the expansion into national wide network by M&A opportunities, including acquiring local workspace operators and service providers with strong regional presence
- Strengthen our industry position and expand geographic coverage in a more efficient path

Investment in Companies with Complementary Business

- Seek investment opportunity into companies with products or services complementary to our business

Note: (1) Tier-one cities refer to the most developed cities in China, namely Beijing, Shanghai, Guangzhou and Shenzhen.
(2) New tier-one cities refer to the relatively developed cities following the tier-one cities in China, namely Chengdu, Hangzhou, Nanjing, Qingdao, Kunming, Shenyang, Tianjin, Wuhan, Xi'an, Changsha, Chongqing, Suzhou, Ningbo, Zhengzhou, Dongguan.

5. Financial Overview


- 179

Summary of Historical Financials

AgiiPlus Group

2016 – 2020 (1) Historical Revenue and Significant Growth Rate



60
50
40
30
20
10
-
(USD (2), Million)
Strong resilience despite the COVID-19 pandemic
CAGR = 158%
1.2
5.8
22.5
44.7
55.3
2016
2017
2018
2019
2020

Operating Cash Flow Turned Positive in 2020 Amid the Expansion



10.0
8.0
6.0
4.0
2.0
-
(2.0)
(4.0)
(6.0)
(8.0)
(USD (2), Million)
(2.4)
(6.8)
(6.3)
(1.3)
7.5
3.9
2016
2017
2018
2019
2020
2021 H1
Operating Cashflows

Note: (1) The financials from 2016 to 2018 are compliant to PRC GAAP and financials of 2019 and 2020 are compliant to US GAAP
(2) Assume exchange rate at 1 USD = CNY 6.45

Revenue Forecast

Steadily Growing Revenues with More Diverse Revenue Sources



600
500
400
300
200
100
0
(USD[1], million)
CAGR = 60.4%
76
139
235
360
501
2021
2022
2023
2024
2025
Brokerage & Enterprise Service Revenue
Renovation & Smart Building Technology Revenue
Workspace Leasing & Operation Revenue

Note: (1) Assume exchange rate at 1 USD = CNY 6.45

Revenue Composition

AgiiPlus Group

Increasing Composition of Renovation & Smart Building Tech and Brokerage & Enterprise Service

Revenue Composition as of 2021


10%
9%
81%

Projected Revenue Composition in 2025


13%
35%
52%
Workspace Leasing & Operation Revenue
Renovation & Smart Building Technology Revenue
Brokerage & Enterprise Service Revenue

Clear Path to Net Income and EBITDA Breakeven

AGii AgiiPlus Group

Expected to achieve breakeven Net Income and EBITDA in 2024



50
40
30
20
10
-
-10
-20
-30
-40
-50
(USD(1), million)
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
(39)
(30)
(29)
(18)
(21)
(6)
1
20
19
44
2021
2022
2023
2024
2025
Net Income
EBITDA
Net Income Rate (RHS)
EBITDA Margin (RHS)

Note: (1) Assume exchange rate at 1 USD = CNY 6.45

6. Transaction Overview



Transaction Overview

AgiiPlus Group

Pro Forma Valuation

Stock Price[1]		$10.00
Shares Outstanding[2]		64,397,497
Market Capitalization	**$**	**643,974,965**
Plus: Debt[3]	$	3,812,000
Less: Cash	$	103,945,000
Enterprise Value	**$**	**543,841,965**
2022E EV/Rev Multiple		3.91x

Sources of Funds

($ in Millions)

Sources		
Stock Issuance to Target[1]	$	520.0
Cash from PIPE[4]		35.0
Cash from SPAC[5]		57.5
Total Sources	**$**	**612.5**

Pro Forma Ownership


16.42%
2.83%
80.75%
AGII
SPAC Sponsor
Others

Uses of Funds

($ in Millions)

Uses		
Stock Issuance to Target[1]	$	520.0
Estimated Fees & Expenses[6]		1.2
Pro Forma Cash to Balance Sheet		91.3
Total Uses	**$**	**612.5**

Note: (1) Assumes new shares issued at $10.00 per share for a pre-merger Equity Value of $520 million
(2) Assumes no redemptions; also includes underlying ordinary shares of the Right and other shares issued in connection with the transaction
(3) Includes short-term and long-term borrowing, current and noncurrent due to related parties, and convertible debts. Excludes operation lease liabilities
(4) Assumes cash from PIPE is not used for purchasing redemption shares, this target PIPE fund has no binding commitment as of now
(5) Excludes working capital & any redemptions
(6) Assumed transaction expenses (assumed no commissions paid in connection with a PIPE)

Comparable Analysis

EV/Revenue 2022E – Comp Multiples

Blend of weighted average and median of each sector multiples: 4.8x



3.9x
3.8 x
4.1 x
6.6 x
11.3 x
AgiiPlus
Office Operation/Lease
Smart Office
Smart Real Estate Consulting
Enterprise SaaS

7. Appendix
Integrated SaaS-Based Platforms



MaxOffice: SaaS-Based Marketplace

AgiiPlus Group

MaxOffice is a SaaS-based marketplace and an online service platform for leasing flexible workspaces and booking corporate services. Through MaxOffice, members may search for available spaces, customize search results based on their preferences, reserve conference rooms, and access corporate services provided by both AgiiPlus and third-party business partners.




Home Page
Office searching
Distrii workspce listing
Other offices marketplace
Feature services entrance
- Office customization
- Enterprise services
- Meeting rooms booking
- HR services
Smart tools access
- Smart OA
- GPS attendance
- Online report
- Cloud printing
- Smart pass
- Smart locker
- Video conference
Hotline to consultant
Leave the contact information
Distrii Listing
Distrii workspace listing
Search by district
Distrii workspace overview
Hotline to consultant
Leave messages
Distrii Workspace
VR panoramic view
Reference unit price
Name of the center
Location and traffic
Office type to lease
Facilities, services and introduction
Free consultation
Book a tour
Other Office
Reference unit price
Name of the building
Location and traffic
Office type to lease
Free consultation
Book a tour

MaxCRM: SaaS for Brokers

AgiiPlus Group

MaxCRM is a business SaaS tool for office space leasing agents, providing them access to information of customers and available spaces. MaxCRM shares with agents automatically generated recommendations for each customer, thereby increasing both the efficiency and conversion rate for the office space searching process.

Home Page



Clients Management



Client Profile



Office Sourcing



CHIPS System: SaaS for Smart Building

AgiiPlus' CHIPS system is an artificial intelligence-powered integrated building management system. "Intelligent pass" summarizes the ways CHIPS system are applied to the various scenarios of a workspace, which include user recognition, QR code scanning, visitor registration and authorization, and smart elevators.

User Recognition Intelligent Pass



Intelligent Visitor Registration



Intelligent Recepiton Terminal



CHIPS System QR Code Scanning and Visitor Invitation


Efficient And Intelligent G...
Efficient And Intelligent Guide
Staff / visitors pass without card
Home page QR code fast access.
Pass Code
Visit Code
0.3 second
face recognition fast pass
INVITATION
INVITATION
Hi, XX:
You got an Invitation from XX to visit L'avenue.
Validity Period: 2020.4.12~2020.5.30
Access Remains: 5
Address: L'avenue, No. 99 Xianxia Road, Shanghai
Face Recognition
QR Code

Smart Elevator Control Based on CHIPS System



Smart Building Big Data Management Platform


2648
8092
25
108
2039

Distrii App: SaaS for Members

Distrii app is AgiiPlus' official app for its members that consolidates various functions. Through Distrii app, AgiiPlus' members can access many services of the workspaces, including its cloud-based office automation system, which allows enterprise customers to streamline operations with features such as automated workflows, online review system, attendance and hours management system, and other customizable functions.

Home Page



Scan for services
Greeting
SaaS suite
· Smart OA
· GPS attandance
· Working log
· Cloud printing
· Meeting roo
· Smart locke
· Video confe
· Workstatior
Distrii
Workspace Listing
Dynamic notification
Community activities
Door access by blueteeth
Menu bar

Meeting Room Reservation



Name of a workspace
Available date
Room's name, location
and reference unit price
Capacity and facilities
Available time
(white block)
Time already reserved
(grey block)

Smart OA



Approval management
Customizable approval
process module

GPS Attandance



GPS map
Ask for outside
Button for attendance
Record of today's attendance

BSS: SaaS for Operations Management

BSS (Business Supporting System) is an intelligent operation management system based on IoT technology that connects space and intelligent hardware. The system manages the contract, offices supply, meeting room retention, office expansion and access control modules in a unified way.

